Citi Napa Conference: Digitization to Digitalization Antoine Shagoury, Chief Information Officer May 22, 2018

Forward-looking statements This presentation (and the conference call referenced herein) contains forward-looking statements within the meaning of United States securities laws, including statements about our goals and expectations regarding our business, financial and capital condition, results of operations, strategies, the financial and market outlook, dividend and stock purchase programs, governmental and regulatory initiatives and developments, and the business environment. Forward-looking statements are often, but not always, identified by such forward-looking terminology as “outlook,” “expect,” "priority," “objective,” “intend,” “plan,” “forecast,” “believe,” “anticipate,” “estimate,” “seek,” “may,” “will,” “trend,” “target,” “strategy” and “goal,” or similar statements or variations of such terms. These statements are not guarantees of future performance, are inherently uncertain, are based on current assumptions that are difficult to predict and involve a number of risks and uncertainties. Therefore, actual outcomes and results may differ materially from what is expressed in those statements, and those statements should not be relied upon as representing our expectations or beliefs as of any date subsequent to May 22, 2018. Important factors that may affect future results and outcomes include, but are not limited to: the financial strength of the counterparties with which we or our clients do business and to which we have investment, credit or financial exposures or to which our clients have such exposures as a result of our acting as agent, including as an asset manager; increases in the volatility of, or declines in the level of, our NII, changes in the composition or valuation of the assets recorded in our consolidated statement of condition (and our ability to measure the fair value of investment securities) and changes in the manner in which we fund those assets; the liquidity of the U.S. and international securities markets, particularly the markets for fixed-income securities and inter-bank credits; the liquidity of the assets on our balance sheet and changes or volatility in the sources of such funding, particularly the deposits of our clients; and demands upon our liquidity, including the liquidity demands and requirements of our clients; the level and volatility of interest rates, the valuation of the U.S. dollar relative to other currencies in which we record revenue or accrue expenses and the performance and volatility of securities, credit, currency and other markets in the U.S. and internationally; and the impact of monetary and fiscal policy in the U.S. and internationally on prevailing rates of interest and currency exchange rates in the markets in which we provide services to our clients; the credit quality, credit-agency ratings and fair values of the securities in our investment securities portfolio, a deterioration or downgrade of which could lead to other-than-temporary impairment of such securities and the recognition of an impairment loss in our consolidated statement of income; our ability to attract deposits and other low-cost, short-term funding; our ability to manage the level and pricing of such deposits and the relative portion of our deposits that are determined to be operational under regulatory guidelines; and our ability to deploy deposits in a profitable manner consistent with our liquidity needs, regulatory requirements and risk profile; the manner and timing with which the Federal Reserve and other U.S. and foreign regulators implement or reevaluate the regulatory framework applicable to our operations (as well as changes to that framework), including implementation or modification of the Dodd-Frank Act and related stress testing and resolution planning requirements, implementation of international standards applicable to financial institutions, such as those proposed by the Basel Committee and European legislation (such as the AIFMD, UCITS, the Money Market Funds Regulation and MiFID II / MiFIR); among other consequences, these regulatory changes impact the levels of regulatory capital and liquidity we must maintain, acceptable levels of credit exposure to third parties, margin requirements applicable to derivatives, restrictions on banking and financial activities and the manner in which we structure and implement our global operations and servicing relationships. In addition, our regulatory posture and related expenses have been and will continue to be affected by changes in regulatory expectations for global systemically important financial institutions applicable to, among other things, risk management, liquidity and capital planning, resolution planning, compliance programs and changes in governmental enforcement approaches to perceived failures to comply with regulatory or legal obligations; adverse changes in the regulatory ratios that we are, or will be, required to meet, whether arising under the Dodd-Frank Act or implementation of international standards applicable to financial institutions, such as those proposed by the Basel Committee, or due to changes in regulatory positions, practices or regulations in jurisdictions in which we engage in banking activities, including changes in internal or external data, formulae, models, assumptions or other advanced systems used in the calculation of our capital or liquidity ratios that cause changes in those ratios as they are measured from period to period; requirements to obtain the prior approval or non-objection of the Federal Reserve or other U.S. and non-U.S. regulators for the use, allocation or distribution of our capital or other specific capital actions or corporate activities, including, without limitation, acquisitions, investments in subsidiaries, dividends and stock purchases, without which our growth plans, distributions to shareholders, share repurchase programs or other capital or corporate initiatives may be restricted; changes in law or regulation, or the enforcement of law or regulation, that may adversely affect our business activities or those of our clients or our counterparties, and the products or services that we sell, including additional or increased taxes or assessments thereon, capital adequacy requirements, margin requirements and changes that expose us to risks related to the adequacy of our controls or compliance programs; economic or financial market disruptions in the U.S. or internationally, including those which may result from recessions or political instability; for example, the U.K.'s decision to exit from the European Union may continue to disrupt financial markets or economic growth in Europe or potential changes in trade policy and bi-lateral and multi-lateral trade agreements proposed by the U.S.; our ability to create cost efficiencies through changes in our operational processes and to further digitize our processes and interfaces with our clients, any failure of which, in whole or in part, may among other things, reduce our competitive position, diminish the cost-effectiveness of our systems and processes or provide an insufficient return on our associated investment; our ability to promote a strong culture of risk management, operating controls, compliance oversight, ethical behavior and governance that meets our expectations and those of our clients and our regulators, and the financial, regulatory, reputation and other consequences of our failure to meet such expectations; the impact on our compliance and controls enhancement programs associated with the appointment of a monitor under the deferred prosecution agreement with the DOJ and compliance consultant appointed under a settlement with the SEC, including the potential for such monitor and compliance consultant to require changes to our programs or to identify other issues that require substantial expenditures, changes in our operations, or payments to clients or reporting to U.S. authorities; the results of our review of our billing practices, including additional findings or amounts we may be required to reimburse clients, as well as potential consequences of such review, including damage to our client relationships or our reputation and adverse actions by governmental authorities; the results of, and costs associated with, governmental or regulatory inquiries and investigations, litigation and similar claims, disputes, or civil or criminal proceedings; changes or potential changes in the amount of compensation we receive from clients for our services, and the mix of services provided by us that clients choose; the large institutional clients on which we focus are often able to exert considerable market influence and have diverse investment activities, and this, combined with strong competitive market forces, subjects us to significant pressure to reduce the fees we charge, to potentially significant changes in our AUCA or our AUM in the event of the acquisition or loss of a client, in whole or in part, and to potentially significant changes in our fee revenue in the event a client re-balances or changes its investment approach or otherwise re-directs assets to lower- or higher-fee asset classes; the potential for losses arising from our investments in sponsored investment funds; the possibility that our clients will incur substantial losses in investment pools for which we act as agent, the possibility of significant reductions in the liquidity or valuation of assets underlying those pools and the potential that clients will seek to hold us liable for such losses; our ability to anticipate and manage the level and timing of redemptions and withdrawals from our collateral pools and other collective investment products; the credit agency ratings of our debt and depositary obligations and investor and client perceptions of our financial strength; adverse publicity, whether specific to State Street or regarding other industry participants or industry-wide factors, or other reputational harm; our ability to control operational risks, data security breach risks and outsourcing risks, our ability to protect our intellectual property rights, the possibility of errors in the quantitative models we use to manage our business and the possibility that our controls will prove insufficient, fail or be circumvented; our ability to expand our use of technology to enhance the efficiency, accuracy and reliability of our operations and our dependencies on information technology and our ability to control related risks, including cyber-crime and other threats to our information technology infrastructure and systems (including those of our third-party service providers) and their effective operation both independently and with external systems, and complexities and costs of protecting the security of such systems and data; changes or potential changes to the competitive environment, including changes due to regulatory and technological changes, the effects of industry consolidation and perceptions of State Street as a suitable service provider or counterparty; our ability to complete acquisitions, joint ventures and divestitures, including the ability to obtain regulatory approvals, the ability to arrange financing as required and the ability to satisfy closing conditions; the risks that our acquired businesses and joint ventures will not achieve their anticipated financial, operational and product innovation benefits or will not be integrated successfully, or that the integration will take longer than anticipated; that expected synergies will not be achieved or unexpected negative synergies or liabilities will be experienced; that client and deposit retention goals will not be met; that other regulatory or operational challenges will be experienced; and that disruptions from the transaction will harm our relationships with our clients, our employees or regulators; our ability to recognize evolving needs of our clients and to develop products that are responsive to such trends and profitable to us; the performance of and demand for the products and services we offer; and the potential for new products and services to impose additional costs on us and expose us to increased operational risk; our ability to grow revenue, manage expenses, attract and retain highly skilled people and raise the capital necessary to achieve our business goals and comply with regulatory requirements and expectations; changes in accounting standards and practices; and the impact of the U.S. tax legislation enacted in 2017, and changes in tax legislation and in the interpretation of existing tax laws by U.S. and non-U.S. tax authorities that affect the amount of taxes due. Other important factors that could cause actual results to differ materially from those indicated by any forward-looking statements are set forth in our 2017 Annual Report on Form 10-K and our subsequent SEC filings. We encourage investors to read these filings, particularly the sections on risk factors, for additional information with respect to any forward-looking statements and prior to making any investment decision. The forward-looking statements contained in this presentation should not by relied on as representing our expectations or beliefs as of any time subsequent to the time this presentation is first issued, and we do not undertake efforts to revise those forward-looking statements to reflect events after that time. 2

Financial industry is moving from Digitization to Digitalization (from process optimization and efficiencies to new business model and value creation)

IT Industrialization / Digitization	Digitalization
Better user experience and flexibility	Re-definition of the user experience
Create efficiencies in the market infrastructures	Creates new market infrastructures
Enables STP with internal and external parties	Evolves, shifts & eliminates roles of market participants
Focused on faster processing and scalability	Creates new value networks
Corporate culture adapts approach to digital	Corporate culture defines digital

"Digitization – is the standardization and automation of data and business processes. It is associated with cost cutting and operational excellence[1]"

"Digitalization – is the use of digital technologies to change a business model and provide new revenue and value-producing opportunities[2]"

[1] https://sloanreview.mit.edu/article/dont-confuse-digital-with-digitization/
[2] https://www.gartner.com/it-glossary/digitalization/

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Integrated, on-demand continuum of products and services driven by client and market needs, enabled by technology will define the future of financial services Traditional Financial Services Market Trends and Client Needs Future Financial Services Markets were built via compartmen- Convergence of digitalization with We are at the verge of redefining value talized offerings to meet various needs client needs and market trends has creation across foundations of finance created new opportunities Capital & Public Private Cash Markets Markets Future of Money Funding • New investment vehicles and liquidity while managing capital Digital money, value transfer Listed Investing, OTC Instruments Trading Instruments • Advanced analytics and insights for competitive advantage • Real-time data transparency and Future of Instruments Retail Clients Institutional next generation user experience Digital assets • Access to new markets, e.g., peer to peer, crowd driven Standardized Services Customized • Standardization and automation: Future of Markets from compliance to distribution New services from issuance to custody Global Coverage Regional 4

In line with the industry trend, our vision is to continue advancing our technology to provide best-in-class and most competitive services 2010 2016 Today Ongoing efforts Beacon IT and Operations Transformation Self-service intelligence and Data analytics services – new solutions (higher packaged analytics for revenue, lower compliance Data accessibility for client clients (revenue) costs) systems (revenue) Interoperability, leveraging Data Reduction of manual AI, machine learning, and business processes, distributed ledger COEs established to digitization (efficiency, technologies (higher standardize processes reduction of risks) efficiency, reduction of risks) (efficiency) Any cloud (efficiency, Processes Hybrid cloud (efficiency and reduction of risks, and differentiation: scalability, Private cloud (efficiency) differentiation: interoperability, flexibility) scalability, flexibility) Infrastructure Over $380M saved to date Over $625M in annual out of projected $550M by 2 savings for full effect in 20151 mid 2019 1 Over $625M of total pre-tax savings on annual basis, with full effect in 2015 2 Estimated pre-tax expense savings improvements and the targeted staff reductions (18 months ahead of schedule) are relative to 2015, all else equal, as announced in 2016 5

We are continuing to make significant progress in our digitalization journey

Progress to date (non-exhaustive)

- Migrated more than 40% of our open systems applications to our private cloud
- Transaction processing: ~30% reduction in manual touches from our State Street Global Transactions Center of Excellence to Accounting
- ~25% performance improvement of NAV delivery in the US mutual fund market:
  - Digitized how we receive data: our Enterprise Pricing tool automatically brings-in prices as markets close; before we used manual entry of pricing when US markets close
  - Processing quicker through alerts-based reviews: before we had to manually review multiple Accounting steps; with our new tools we are moving to exception-based reviews
  - Once all alerts are cleared, we digitally send the NAV to the client, distributors, and other third parties

On-going efforts

- Focus on value creation through supporting next generation of assets and services (e.g., creation of Utility Settlement Coin consortium)
- Continue working on evolving our technology infrastructure and applications
- Technology key focus in the short-term:
  - Open-standard 'Any Cloud' Architecture
  - A standardized, unified data architecture and distribution scheme
  - Microservices[1] adoption and development
  - Permissioned Open-standard Ledger Technology
  - Cognitive Computing, Augmented Intelligence, and Machine Learning

[1] Enabling applications to be composed from a set of functional capabilities (micro-services)

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